ASSET-BASED REVOLVING CREDIT FACILITY	12 Months Ended
Dec. 31, 2011
ASSET-BASED REVOLVING CREDIT FACILITY [Abstract]
ASSET-BASED REVOLVING CREDIT FACILITY
NOTE 10        -      ASSET-BASED REVOLVING CREDIT FACILITY

In September 2008, Jazz entered into a loan and security agreement, with Wachovia (now Wells Fargo) for a three-year secured asset-based revolving credit facility in the total amount of up to $55,000 (the "Loan Agreement").

In June 2010, Jazz entered into an amendment to the Loan Agreement, pursuant to which, the maturity date of the revolving credit facility was extended to September 2014, with available credit under the facility of up to $45,000. The borrowing availability varies from time to time based on the levels of Jazz's accounts receivable, eligible equipment and other terms and conditions described in the Loan Agreement. Loans under the facility will bear interest at a rate equal to, at Jazz's option, either the lender's prime rate plus a margin ranging from 0.50% to 1.0% or the LIBOR rate (as defined in the Loan Agreement) plus a margin ranging from 2.25% to 2.75% per annum.

The Loan Agreement contains customary covenants and other terms, including covenants based on Jazz's EBITDA (as defined in the Loan Agreement), as well as customary events of default. The facility is secured by the assets of Jazz. If any event of default occurs, Wachovia may declare due immediately all borrowings under the facility and foreclose on the collateral. Furthermore, an event of default under the Loan Agreement would result in an increase in the interest rate on any amounts outstanding. As of December 31, 2011, Jazz was in compliance with all of the covenants under this Loan Agreement.

Borrowing availability under the Loan Agreement as of December 31, 2011 was approximately $7,100. Outstanding borrowings were $15,300, and $1,300 of the facility was supporting outstanding letters of credit, on that date. Jazz considers outstanding borrowings of $10,000 to be long-term debt as of December 31, 2011.